Nareit Presentation 1 November 2020

Company Snapshot


MARCOM AWARDS
WASHINGTON PRIME GROUP
WPG IS THE WINNER OF 20 MARCOM AWARDS!
9 PLATINUM AWARDS | 8 GOLD AWARDS | 3 HONORABLE MENTIONS
9 PLATINUM AWARDS
SWEETOK
- INFULENCER CONTENT
- VIDEO, MARKETING
- WEB VIDEO, EVENT
- VIDEO, SPECIAL EVENT
- SOCIAL VIDEO
SCHOLARSPREE CONTEST
- PROMOTION
MARKETING MATERIAL
2019 LOOK BOOK
- E-BOOK
- MEDIA KIT
- PROMOTION, MARKETING MATERIAL
8 GOLD AWARDS
WPG CARES
- E-BROCHURE
- PUBLIC RELATIONS
- CONSUMER AWARENESS
- E-BOOK
- BROCHURE, NON-PROFIT
GIFT KINDNESS VIDEO
- SOCIAL VIDEO
- MARKETING, PRODUCT OR SERVICE
- SPECIAL EVENT
HONORABLE MENTIONS
SUMMER SWEAT SERIES | SPECIAL EVENT
HIGHLIGHTS@HOME BRAND PARTNERSHIP | PUBLIC RELATIONS / CSR
#SCHOLARSPREE CONTEST | DIGITAL MEDIA / SOCIAL MEDIA + CAMPAIGN

MarCom Awards, the international competition for marketing and communication professionals, recently awarded Washington Prime Group twenty awards for excellence within social media, public relations, events and collateral material categories

Washington Prime Group (NYSE: WPG)

- National portfolio of Enclosed and Open Air retail venues
- Comprised of ~100 assets consisting of ~53M SF as of SEP 30 2020
- Tier One and Open Air account for 96% of total NOI
- Noncore assets reduced by ~28% previous three years
- Diversified by product, size, geography and tenancy
- Increasing mixed use component (last mile fulfilment, lodging, residential, office and medical) via adaptive reuse
- Recognized as innovation leader within industry regarding events, activities and installations
- Experienced leadership incorporating financial, operational and strategic expertise
- Readily available corporate resources allow for real time decision making by General Managers


Assets
by Region
36%
9%
9%
15%
31%
Northeast
West
Southwest
Southeast
Midwest


Total NOI (%)
3Q 2020
4%
39%
57%
Open Air
Tier One
Tier Two


GLA
by Tenancy
26%
64%
7%
3%
National
Local
Regional
Anchor >25,000 SF

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Malibu Moonshine and Hanging Ten in Johnson City

With 100 town centers throughout the United States, we're as American as apple pie. As a matter of fact, we're also as American as **deep dish pizza in Chicago**, Hawaiian poke, vegan spring rolls in Malibu, El Paso Tex-Mex, Maryland crab cakes, kimchi in Orange County, Memphis barbeque and Kansas City porterhouse.

Our **robust infrastructure**, from Hawaii to Connecticut and pretty much everywhere in between, allows our tenant and sponsor partners to benefit from the **operating efficacy** and **economies of scale** of a large national owner of both **open air** and **enclosed** venues. By the way, as far as we're concerned, there's no such thing as red or blue states. We prefer to think of ourselves as purple kinda like Prince or Barney.

While **size matters**, Washington Prime Group also appreciates the **importance of small business and the local entrepreneur**. Our unique approach to property management enfranchises general managers and in house teams to serve as **goodwill ambassadors** which includes hosting a dynamic lineup of events and installations, searching for the new and exciting and, most importantly, addressing the needs and desires of our guests.

It's up to these goodwill ambassadors to identify the best **moonshine distillery in Malibu**, California or **surfboard maker in Johnson City**, Tennessee and allow for these local entrepreneurs to **beta test** opportunities within our assets…and if moonshine ain't your swill of choice, we do have Casamigos® headquarters as a tenant.

National Footprint with Local Flavor



WPG MEDIA: MULTI-CHANNEL PLATFORMS TO CONVEY YOUR MESSAGE
30
100+
WPG HQ
0.5M
8.8M
400M
57M
3,000+
20.4M

We've also relocated management offices into common area in order to provide real time communication for guests, tenants and sponsors. We call it **The Hub** and its become such a **gathering place** we're in the process of expanding several to accommodate an increasing number who find themselves working or holding a (socially distanced) meeting.

Come to think of it, we're just channeling the late, great Aretha Franklin…a little bit of RESPECT for our guests, tenants and the communities we serve.

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Satisfying Guests Across the Demographic Continuum Catering the aspirant to the affluent as well as Middle America to metropolis, WPG assets capture the socioeconomic continuum via one of the nation’s largest retail portfolios. The demographic constituency of WPG is truly a microcosm of the American consumer. Our portfolio is comprised of Tier One Enclosed and Open Air venues including Regional Mall (of which ~75% now incorporate an open air format), Lifestyle, Factory Outlet and Last Mile Fulfilment all of which are increasingly situated within a hybrid format which includes a diversified mix of products, goods and services. This format fluidity allows WPG to beta test (there’s that word again) across demographic, socioeconomic and geographic constituencies in order to better provide our guests with the practical and relevant as well as the frivolous and exciting whether fashion, food or furniture. 4

Corporate Highlights o The Company is actively negotiating specific measures with existing investors which would result in substantial deleveraging of its balance sheet and significant improvement of the Company’s financial metrics upon execution is successful; o The Company successfully executed amendments to its credit facilities during 3Q 20, which will provide certain covenant relief through the third quarter of 2021; o Notwithstanding one heck of a challenging retail landscape as a result of the COVID-19 pandemic, YTD leasing volume exhibited a 7.0% YOY increase totaling 3.4M SF and 47% of new leasing volume was attributable to lifestyle tenancy; o The Company has collected 87% of 3Q 20 rental income and associated charges adjusted for the applicable impact of COVID-19 lease amendments; and o The Company ended 3Q 20 with $112M cash on hand and estimates its year end cash balance to be between 5 $125M and $135M.

Leasing and Operating Metrics Summary

Leasing Summary

- YTD leasing volume through September 30, 2020 exhibited a 7.0% YOY increase totaling 3.4M SF;
- During the COVID-19 pandemic, between March and September, 486 leases were signed totaling 2.5M SF;
- 47% of new leasing volume was attributable to lifestyle tenancy (food, beverage, entertainment, home furnishings, fitness, and professional services);
- Aforementioned 3.4M SF follows annual volume of 4.4M, 4.2M and 4.0M SF during 2019, 2018 and 2017, respectively, totaling 16.0M SF since 2017; and
- YTD adaptive reuse openings include: Dunham's Sports, WVU Medicine and Ollie's Bargain Outlet at Morgantown Mall; Dunham's Sports at Markland Mall; Morris Furniture at both The Mall at Fairfield Commons and Dayton Mall; and FieldhouseUSA at The Outlet Collection™ | Seattle.

Operating Metrics Summary

- New releasing spreads for Tier One assets exhibited an increase of 1.6% for the twelve months ended September 30, 2020;
- Releasing spreads for combined Tier One and Open Air assets decreased 3.1% for the twelve months ended September 30, 2020, with 2.8% of the decline attributable to rent concessions for renewals completed in response to the COVID-19 pandemic;
- As of September 30, 2020, combined Tier One and Open Air occupancy decreased 230 basis points YOY to 91.2%,
- Reported YOY comparable sales decreased 8.0% for the third quarter albeit ending on a positive note with an increase of 2.0% during the month of September for Tier One assets; and
- Traffic trends have exhibited steady weekly sequential improvement since reopening in June notwithstanding a decrease during July, followed by improvement in August and September with a subsequent tempering during October.

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Net Operating Income Summary and Adaptive Reuse Update Net Operating Income Summary o As a result of the COVID-19 pandemic, 3Q 20 Tier One comparable NOI decreased 41.4% YOY while Open Air comparable NOI decreased 13.6%, resulting in a combined decrease of 32.6% or $35.0M. Both Open Air and Tier One properties showed sequential improvement in NOI from previous quarter decrease of 44.6% (Tier One 53.1% % and Open Air24.5%); o This decrease can best be explained by factors which include a cautious view of future collection of outstanding pandemic related rental income including a temporary cash basis revenue recognition relating to the Company’s national theater tenancy in 3Q 20; the impact of rental relief including alternative rental structures for certain tenants; and the impact from 2Q 20 and 3Q 20 bankruptcies. The aforementioned comparable NOI decrease includes the impact of completed and in process COVID-19 related lease modifications; o For 3Q 20, the Company has collected ~87% (~84% for enclosed and ~95% open air) of rental income and associated charges adjusted for applicable impact of COVID-19 lease amendments, which is an improvement from the like kind 52% collected during 2Q 20; and o For 4Q 20, Company anticipates a decrease in comparable NOI between 10% and 20% representing improvement from the previous two quarters’. This assumes the Company’s assets remain open and are not significantly impacted by any future government mandated operating restrictions. Adaptive Reuse and Mixed Use Update o Of the 18 adaptive reuse projects addressed, the Company held discussions with the respective tenancy and every single one remains committed to open, albeit seven projects have been delayed to 4Q 20 or 1H 21; o As of September 30, 2020, the Company has resolved 18, or 64%, of the 28 department stores of which the Company has control; o Mixed use planning and entitlement approval including multifamily, hotel and office is underway as it relates to Clay Terrace and WestShore Plaza and a purchase and sale agreement was executed as it relates to the mixed use redevelopment and previously discussed monetization of Westminster Mall. The planned sale of this property will result in excess of $50M in net cash proceeds; and o In addition to the aforementioned, the Company has identified eight assets which are suitable for mixed use redevelopment and it is estimated these assets could result in 7 multifamily densification totaling over 4,000 units as well as a host of other nonretail uses. Discussions at various stages are underway with municipalities to achieve zoning entitlements as well as financial and strategic partners to execute upon these value add mixed use projects.

ESG, Inclusion and Charitable Update Environmental, Social and Governance (ESG), Inclusion and Charitable Summary o Washington Prime Group is of the adamant belief in order for there to exist an organizational behavior of respect, it is imperative it originates from senior management. We really don’t all have to agree on topics such as politics, religion, sexuality, etc. (actually that’d be pretty darn boring). What is non negotiable is we respect one another. Colleagues, guests, tenants, sponsors, butchers, bakers, candlestick makers…how about we expand the list to everybody? o The above comments are intended to provide an opening salvo for the Company’s ESG, inclusion and charitable efforts. Plain and simple, Washington Prime Group colleagues have gone above and beyond regarding such endeavors and it’s not because of corporate mandate. Rather, they believe in fairness whether it be providing Middle America with relevant goods and services or by refusing to include race, color and creed as determinants when evaluating a new hire. While we’re not certain quantitative methodology used by Institutional Shareholder Services, etc. will determine whether we’re doing the right thing, the 1,000 community service projects and ~$7.0M of small business subsidy including ~$4.5M to minority owned establishments so far this year are pretty good indicators we’re on the right track. By the way 57% of our small business tenants are minority owned; o Such industry leading initiatives as WPG Cares and Open for Small Business have been exemplary with respect to the Company serving as a community and tenant resource. For instance, WPG Cares has participated in over 1,000 community service projects; Open for Small Business has hosted over 25 webinars attended by several thousand participants; and Well Picked Goods benefitted the Company’s tenancy during asset closures via digital merchandise curation and an in store gift card promotion as reopening occurs; and 8 o Take a look at our website for further ESG, Inclusion and Charitable information.

Department Store Adaptive Reuse

WPG Department Store Repositioning Snapshot

30 Department Stores

Anticipated capital of ~$250M over the next three to four years[1]



Evaluating	Active	Announced	Under Construction	Completed
3	9	4	7	7

18 Projects Addressed (Tier One and Open Air)

[1]In addition to ~$100M spent through SEP 30, 2020

Mall at Johnson City Johnson City, TN	Southern Park Mall Boardman (Youngstown), OH	Lincolnwood Town Center Lincolnwood, IL	Polaris Fashion Place Columbus, OH


it's really happening!


DEBARTOLO COMMONS


roomplace



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Department Store Adaptive Reuse Detail

- ✓ The Mall at Johnson City, Johnson City, Tennessee: HomeGoods to anchor the replacement of the former Sears;
- ✓ Polaris Fashion Place®, Columbus, Ohio: Fieldhouse USA to anchor the mixed use redevelopment of former Sears and is under construction;
- ✓ Town Center at Aurora®, Aurora, Colorado: Fieldhouse USA to anchor the planned mixed use redevelopment of the former Sears;
- ✓ Markland Mall, Kokomo, Indiana: Dunham's opened during 3Q 20 replacing the former Carson Pirie Scott (Bon-Ton Stores);
- ✓ Southern Park Mall, Boardman (Youngstown), Ohio: Demolition of Sears underway to be replaced by DeBartolo Commons which includes athletic green space, ice skating rink and entertainment venue.
- ✓ Southern Park Mall, Boardman (Youngstown), Ohio: Project will also feature a new entertainment hub anchored by Steel Valley Brew Works, The Bunker indoor golf center and Ben Curtis Golf Academy, and Bogey's restaurant and bar. In addition, Macy's will renovate their store at Southern Park Mall and extend the term of their lease. The renovation also includes a permanent DeBartolo-York Family installation situated within the common area;
- ✓ Port Charlotte Town Center, Port Charlotte, Florida: A national entertainment concept has executed a letter of intent to replace Sears;
- ✓ Longview Mall, Longview, Texas: Two national retailers to replace the former Sears with Conn's HomePlus under construction and a letter of intent executed for the remaining space;
- ✓ Mesa Mall, Grand Junction, Colorado: Three department store replacements include a national sporting goods retailer replacing the former Herberger's department store (Bon-Ton Stores), Dillard's to replace the former Sears and HomeGoods to replace the former Sports Authority all of which have executed letters of intent;
- ✓ Southern Hills Mall, Sioux City, Iowa: The Company has executed letters of intent with national off price and home furnishings retailers to replace the former Sears location;
- ✓ Southgate Mall, Missoula, Montana: Dillard's opened a second location during June 2019 replacing former Herberger's (Bon-Ton Stores) and SCHEELS All Sports will replace JCPenney;
- ✓ Grand Central Mall, Parkersburg, West Virginia: HomeGoods, PetSmart, Ross Dress for Less and T.J. Maxx are under construction to collectively replace the former Sears location;
- ✓ Morgantown Mall, Morgantown, West Virginia: Dunham's Sports held grand opening during 2Q 20 replacing Elder Beerman (Bon-Ton Stores). Ollie's Bargain Outlet opened October 2020 and an entertainment concept replace Belk's. In addition, former Sears was replaced with an 80,000 SF WVU Medicine logistics, distribution and fulfillment facility as part of the Company's Fulventory initiative;
- ✓ Lincolnwood Town Center, Lincolnwood, Illinois: The RoomPlace opened August 2019 replacing Carson Pirie Scott (Bon-Ton Stores); and
- ✓ The Mall at Fairfield Commons, Dayton, Ohio: Round1 Entertainment opened November 2019 replacing lower level of Sears while upper level occupied by Morris Furniture which opened in 2Q 20.

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WPG Serving as a Resource to Guests, Tenants and Sponsors During the COVID-19 Pandemic

Initiative	WPG Cares
Purpose	Local philanthropy during COVID-19 pandemic
Beneficiary	Those impacted and essential workers

The Company recently offered its assets and services to over 600 local, state, federal and nonprofit agencies combating COVID-19. To date, WPG has performed over 1,000 community service projects including serving as distribution centers for medical supplies, hosting of COVID-19 testing stations, providing space for food depository as well as immediate response actions. Asset participation with onsite management nearly 100%.

Initiative	Fulventory
Purpose	Last mile fulfillment within WPG assets
Beneficiary	Local and national tenancy

The Company recently launched Fulventory, a last mile fulfilment initiative which allows tenants to utilize space within WPG assets for BOPIS (buy online and pickup in store) and inventory clearance. As BOPIS and BORIS continue to gain traction with consumers, Fulventory captures the nexus between physical space and eCommerce serving as an amenity for both guests and tenants.


WASHINGTON
PRIME GROUP
FULVENTORY

Initiative	Open for Small Business
Purpose	Lease modification and educational webinars
Beneficiary	Small business and local entrepreneurs

WPG established Open for Small Business in conjunction with University of Chicago's Clinic on Entrepreneurship and faculty members (Nobel Laureate Richard Thaler and Freakonomics author Steven Levitt) in order to assist local entrepreneurs e.g. standardized lease modification. Open for Small Business also hosts educational webinars addressing such topics as accessing SBA capital and other relevant subject matter.


OPEN
FOR BUSINESS INITIATIVE

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Further Examples of WPG Serving as a Resource to Guests, Tenants and Sponsors During the COVID-19 Pandemic

Initiative	#scholarspree
Purpose	Host virtual graduation and related activities
Beneficiary	High school seniors

#ScholarSpree is a celebration honoring high school seniors nationwide. WPG honored their accomplishments with outdoor and digital events to ensure everybody's safety during the Coronavirus pandemic. Activities included car parades, parking space decoration as well as a Class of 2020 digital mosaic and graduation cap (mortar board) design contest with a grand prize of $10,000.

Initiative	Well Picked Goods
Purpose	Online merchandise with in store incentive
Beneficiary	Guests and tenants

Well Picked Goods is an initiative whereby WPG produces a weekly digital curation of merchandise from local entrepreneurs and national tenancy as selected by General Managers of a featured WPG town center. Intended to maintain consumer loyalty and incent a return to the physical asset, Well Picked Goods includes an in store gift card promotion subject to a minimum purchase as tenants reopen for business.


Well Picked Goods
GET A $25 GIFT CARD
WITH $100 PURCHASE
From Our Ceo

Initiative	Latinx
Purpose	Beta test LatAm retailers within WPG assets
Beneficiary	LatAm retailers

As a substantial number of WPG assets cater to a Hispanic demographic constituency, Latinx is an initiative which allows Latin American domiciled retailers the ability to beta test US consumer receptivity via temporary (pop up) installations both inline and common area. In addition to physical locations, WPG will provide digital access throughout its entire portfolio as well as social media activation.


LATINX AND
WASHINGTON
PRIME GROUP
RETAIL VENUE OPPORTUNITIES

Initiative	Retail to Go
Purpose	Facilitate BOPIS for guest convenience
Beneficiary	Guests and tenants

WPG is of the belief there exists a symbiotic relationship between physical retailing and eCommerce. The key to successfully integrating the two is to provide guest convenience in conjunction with relevant goods and services and dynamic attractions which result in extended guest visitation. Retail to Go satisfies the convenience proposition while WPG continues to diversify tenancy and activate common area.

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Open Air Plus NOI Totaled ~40% of NOI Exhibiting 5YR Comparable NOI Growth of 16% In addition to those assets which comprise the Open Air segment, it should be noted, several other high quality assets exhibit Open Air e.g. shopping center characteristics. If the following are included within the Open Air designation (hereinafter Open Air Plus), the percentage of total NOI increases by 15% to 50% for fiscal year 2020. YE 2015 Occupancy YE 2016 Occupancy YE 2017 Occupancy YE 2018 Occupancy YE 2019 Occupancy YE 2014 Occupancy % 3Q3Q20 3Q 20 20Occupancy % Segment %%% %%% %%% %%% %%% as of DEC 31 as of SEP3030 30 as of DEC 31 as of DEC 31 as of DEC 31 as of DEC 31 as of DEC 31 Open Air Plus* 95.4% 96.0% 95.9% 96.0% 96.1% 95.7% 94.2% FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Forecast YR555YR5YR YR YR666YR6YR YR Total NOI (%) Segment Comparable Comparable Comparable Comparable Comparable Comparable Comparable NOI NOI NOINOI NOI NOI 4Q 2019 NOI NOI NOI($000) NOI NOI NOI($000) NOI NOI NOI($000) NOI NOI NOI($000) NOI NOI NOI($000) NOI NOI NOI($000) NOI ($000) Growth Growth 13% 27% Open Air 7% $164,678 $172,305 $179,326 $187,271 $190,108 $190,782 $165,862 15.8% 0.7% Plus* Releasing TTMTTM TTMTTM TTM TTMTTM TTM TTMTTM TTM TTMTTM TTM TTM TTM SEP 53% Spread 20152015 201520162016 201620172017 201720182018 201820192019 2019 30 2020 Open Air 13.6% 5.5% 5.1% -0.6% 3.7% 3.1% Plus* Open Air Tier One Tier Two Open Air Plus *Open Air Plus includes current Open Air portfolio as well as below listed assets Waterford Lakes Town Center The Arboretum Arbor Hills Malibu Lumber Yard Orlando, FL Austin, TX Ann Arbor, MI Malibu, CA Scottsdale Quarter Oklahoma City Properties Clay Terrace Town Center Plaza and Crossing Bowie Town Center Scottsdale, AZ Oklahoma City, OK Carmel, IN Leawood, KS Bowie, MD 13

Special Projects Improving Curb Appeal During 2019, the company established a Special Projects program which focuses upon primarily aesthetic improvements with the intent of improving upon interior and exterior ‘curb appeal’. This effort is in accordance with the incremental approach employed prior to large scale development. It should be noted such measures are generally considered minimal from a capital expenditure perspective albeit they often produce an outsized impact. This effort is a collaboration between the Construction, Property Management, Market, et. al. departments. As importantly, a process exists whereby local management provides input as to what is deemed important for the asset under review and a prioritized status report tracks fulfilment progress on a recurring basis. 14

The Edit, Monthly Marketing Tool Exhibits Current Events, Digital and Social Media, Collateral Material, Innovation and Public Relations 15

Interactive Collateral Material Illustrates Viability of WPG Assets 16

Dispelling Myths and Identifying Opportunity Myth One •Enclosed assets exhibiting dominant town center characteristics akin to ‘baby being thrown out with the bathwater’ Binary path mindset •Investing public fails to distinguish between opportunistic assets and those which are actually functionally obsolete whereby only primary •There is lack of pricing discovery for secondary assets and when sales do occur subject to ‘liquidating trust’ valuation assets survive Myth Two •Opportunity is within fat part of bell curve e.g. midsize city assets with dominant town center potential Opportunity exists only at •Focus upon primary assets while ‘bottom pickers’ purchase distressed assets in order to ‘milk’ short term cash flow normal distribution tails •Opportunity via public companies rightsizing, private vehicles ‘folding cards’ and credit providers disposing assets Myth Three •Secondary assets require differentiated expertise, creative ideation and ‘grind it out’ work ethic Retail assets are all alike •WPG built robust operating infrastructure and proven itself regarding successful turnaround of such secondary assets and subject to ‘one size •Local engagement especially important to best serve demographic constituency historically underserved fits all’ solutions 17

Initial Operating Metrics Exhibit Accelerated Midsize City Recovery I’d like to point out an interesting observation which supports my conviction regarding the viability of midsize cities and via extrapolation, WPG assets. First, let me offer several statistics which provide demographic substantiation. First, midsize Metropolitan Statistical Areas (MSAs) have experienced more robust growth when compared to their larger counterparts. In fact, between 2010 and 2015 ~1.4M moved into such midsize cities while those defined by the US Census Bureau as large lost over 600,000. Second, the ecosystems e.g. the cost of living and conducting business within midsize cities is lower than their larger counterparts and serves as a catalyst for new business startups which are primary source of US job creation. Third, midsize cities are often the home of a higher educational institution (think Missoula, Johnson City and Columbus just to name a few) which is highly correlated to innovation as well as social and cultural amenities). Last, technological advances allow for more dispersed residency. Back in 1980, the late John Oosterbaan wrote a book entitled Population Dispersal which offered a visionary forecast of why physical agglomeration would diminish in importance for the reasons mentioned above (I’ll lend you copy). Okay, here’s where I extrapolate to emphasize midsize city and WPG asset outperformance. I was recently examining reopening performance updates provided by our Leasing Department. One such update illustrated JUN 20 YOY Tenant Monthly Reported Sales by regional performance. While admittedly an expanded time series is required for validation, the regions which we define as Midwest surpassed YOY performance as it relates to Tenant Monthly Reported Sales. Since the vast majority of WPG assets situated within the Midwest are located within what can best be described as secondary trade areas, they serve as proxy for ‘Middle America’ and at least initially reinforce the hypothesis of an accelerated recovery of midsize MSAs as the Coronavirus pandemic is mitigated. It is incumbent WPG continues to provide these demographic constituencies with relevant goods and services as well as differentiated food, beverage and entertainment offerings which buttress our standing as the dominant town center (we take the term town center very seriously) within such midsize or any size city where our assets are located. Rest assured, that’s what we’re doing. 18

Safe Harbor Some of the information contained within this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward looking statements. Investors should consult the Company’s filings with the Securities and Exchange Commission (SEC) for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest. This presentation also contains non GAAP financial measures and comparable net operating income (NOI). Reconciliation of this non GAAP financial measure to the most directly comparable GAAP measure can be found within the Company’s quarterly supplemental information package and in filings made with the SEC, which are available on the investor relations section of its website at www.washingtonprime.com. 19